AURA REDISION TEKNOLOGIES, INC -USA
Income Statement
(Expressed in USD,except par value and share data)

Cost of Goods Sold 76,923,139 145,241,688 222,105,003 303,846,821
 95.84% 95.13% 93.22% 90.41%
Gross Profit Margin 3,336,988 7,434,038 16,160,423 32,214,705
Gross Profit Margin 4.2% 4.9% 6.8% 9.6%

Operating Expense
Development Expense 81,250 154,364 240,721 339,453
Marketing Expense 63,000 119,190 185,552 261,438
Salary & Benefit Expense 570,750 800,250 1,120,750 1,568,650
Utility Expense 15,300 28,795 44,725 62,944
General & Administrative Expense 94,750 179,047 278,596 392,433
Depreciation & Amortisation 79,188 103,038 138,103 184,261
Total Operating Expenses 904,238 1,384,682 2,008,447 2,809,179

Operating Expense Ratio 1.0% 0.8% 0.8% 0.8%
Operating Income 2,432,750 6,049,356 14,151,977 29,405,527
Other Income
Other Expenses
Income Before Tax 2,432,750 6,049,356 14,151,977 29,405,527

Corporate tax (535,192) (1,330,628) (3,112,710) (6,467,675)

Net Profit After Tax 1,897,558 4,718,728 11,039,266 22,937,851
Net Profit Margin 2.4% 3.1% 4.6% 6.8%

Corporation Tax Rate % 21% 21% 21% 21%
No of Shares 16,000,000 18,000,000 18,000,000 18,000,000

Expeneses less Depreciation 77,748,189 146,523,333 223,975,347 306,471,739
eps diluted 0.11
Eps 0.12 0.26 0.61 1.27

AURA REDISION TEKNOLOGIES, INC -USA & SUBSIDARIES
Cash Flow Statement
(Expressed in USD,except par value and share data)

Increase(Decrease) - Payable
Trade Accounts Payable -
Other Accounts Payable 15,000 490,320 850,897 972,961
Taxes paid  - - -
Net Cash Flows Provided by Operating Activities 1,991,746 5,312,085 12,028,266 24,095,073

Cash Flow from Investing Activities
Decrease(Increase ) from Investing Activities
Non Current Asset
Invesment - Subsidary Company  (5,000,000)
Asset Purchase (20,000) (35,000) (50,000) (65,000)

Other Investment Purchase (10,000) (100,000) (150,000) (200,000)
Net Cash Flow provided by Investment Activities (30,000) (5,135,000) (200,000) (265,000)

Cash Flow from Financing Activities
Increase(Decrese) of Capital  6,000,000
Share Payable -
Additional Paid in Capital 1,600
Net Cash Flow provided by Financing Activities 1,600 6,000,000 - -

Net Cash & Cash Equivalent 1,963,346 6,177,085 11,828,266 23,830,073

Cash & Cash Equivalent at The Beginig of the Year 281,250 2,244,596 8,421,681 20,249,947

Cash & Cash Equivalent at The End of the Year 2,244,596 8,421,681 20,249,947 44,080,020

Check ok - - - -

AURA REDISION TEKNOLOGIES, INC -USA & Subsidiaries
Balance Sheet
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

ASSETS
CURRENT ASSETS
Cash and cash equivalent 2,244,596 8,421,681 20,249,947 44,080,020
Account receivables - - - -
Security Deposit - - - -
Inventories - - - -
Prepaid Payment - - - -
Defered Cost - - - -
Work In Progress - - - -
Total Current Assets 2,244,596 8,421,681 20,249,947 44,080,020

Non Current Assets
Net Fixed Assets (Net of Accumulated depreciation) 769,563 801,525 863,423 944,162

OTHER ASSET
Investment 312,500 5,312,500 5,312,500 5,312,500
Increase - Deviden Investment  100,000 700,000 1,300,000
Total Non Current Assets 1,082,063 6,214,025 6,875,923 7,556,662
TOTAL ASSETS 3,326,658 14,635,706 27,125,869 51,636,682

LIABILITIES AND EQUITY
SHORT TERM LIABILITIES
Account Payable - - - -
Other Payable 1,031,438 1,521,757 2,372,654 3,345,615
Tax Payable  - - -
Total Short Term Liabilities 1,031,438 1,521,757 2,372,654 3,345,615
LONG TERM LIABILITIES
Other payable from related parties - - - -
Total Long Term Liabilities - - - -
TOTAL LIABILITIES 1,031,438 1,521,757 2,372,654 3,345,615
EQUITY Share Capital
EQUITY
Share Capital 2,381 6,002,381 6,002,381 6,002,381
Increase - Equity Investment - 100,000 700,000 1,300,000
Retained eaming 395,281 2,292,839 7,011,567 18,050,834
Current Profit / (Lost) 1,897,558 4,718,728 11,039,266 22,937,851
TOTAL EQUITY 2,295,221 13,113,949 24,753,215 48,291,066
TOTAL LIABILITIES & EQUITY 3,326,658 14,635,706 27,125,869 51,636,682

Share Issued & Paid 16,000,000
New shares after offering 18,000,000

-

after 2million share issue@ $3 per share 6,000,000
Proforma Net Book Value (after Issue) 8,295,221
Proforma Net Book Value (after Issue) $/Share 0.46

Original share price issued 3
Net tangible book Value before offering 0.14
Pro Forma net tangible book value after offering 0.46
Dilution to new invetors 2.54

Notes:

Account receivables
Opening Blance
Reenue 80,260,126.41 152,675,726.41 238,265,426.41 336,061,526.41
Collection 80,260,126.41 152,675,726.41 238,265,426.41 336,061,526.41
End Balance - - - -
Security Deposit
Rental/Utility - - - -
Inventories @5% @2 months
5% of cost of sales - - - -
Inventory - 2 months - - - -
Cost of Sales 76,923,138.83 145,241,688.07 222,105,003.05 303,846,821.17

Operating Expenses 904,237.50 1,384,682.49 2,008,446.62 2,809,178.57
Total Expenses

Prepaid Payment @ 0% 0% of total expenses Deferred Cost @ 0% 0% of total expenses Work In Progress
Work in Progess @ 12.5% Net Expenses
Net Fixed Assets (Net of Accumulated deprecia 77,827,376.33

- 0.00%
-
0%
-
0%

77,827,376.33

tion) 146,626,370.57

- 0.00%
-
0%
-
0%

146,626,370.57 224,113,449.67

- 0.00%
-
0%
-
0%

224,113,449.67 306,655,999.74

- 0.00%
-
0%
-
0%

306,655,999.74

944,161.50
Opening Fixed Assets - 13,500.00 39,150.00 75,735.00
New Purchases 0.5% of Sales 15,000.00 30,000.00 45,000.00 60,000.00
Purchases % 0.01 0.01 0.01 0.01
Sub Total 15,000.00 43,500.00 84,150.00 135,735.00
Depreciation 1,500.00 4,350.00 8,415.00 13,573.50
Closing Fixed Assets 13,500.00 39,150.00 75,735.00 122,161.50

Account Payable
Opening Balance  - - -
Net Expenses 77,827,376.33 146,626,370.57 224,113,449.67 306,655,999.74
Payment 77,827,376.33 146,626,370.57 224,113,449.67 306,655,999.74
Closing Balance - - - -
..20 of net expenses
Other Payable

Tax Payable
Sales Tax Revenue-50% of revenue 8,026,012.64 15,267,572.64 23,826,542.64 33,606,152.64
Sales Tax - - - -
10% 0% 10% 10% 10%

AURA REDISION TEKNOLOGIES, INC -USA & Consolidation
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

Period 1 2 3 4

IRR 12%

Free Cash Flow 2,244,596 8,421,681 20,249,947 44,080,020

DCF 2,004,103 6,713,713 14,413,512 28,013,650

Total Present Value of Company Operations 51,144,978
( Accumulated 4 Years) USD
Pre Money Valuation 2,004,103 6,713,713 14,413,512 28,013,650

Outstanding Shares 16,000,000 16,000,000 16,000,000 16,000,000

Share Price/Unit $ 0.13 $ 0.42 $ 0.90 $ 1.75

Share Exchange Ratio

Aura Redision Teknologies, Inc.
Share price $/Ut $ 0.13 $ 0.42 $ 0.90 $ 1.75

PT Aura Kreasi Teknologi
Share price $/Ut 2.97 3.83 5.02 6.64

Weighted Ave Valuation (IND 75% + US 25%) $ 2.54 $ 3.32 $ 4.40 $ 5.91

Ratio 23.71 9.13 5.57 3.79

Exchange of Share 494 Shares of Aura Redision Teknologies for 1 share of PT Aura Kreasi Teknologi

NO of Shares Issued 8,000,000
Aura Redision Teknologies Inc.

NO of Shares Issued 16,194
PT Aura Kreasi Teknolgi

AURA REDISION TEKNOLOGIES, INC -USA
Income Statement
(Expressed in USD,except par value and share data)

Cost of Goods Sold 103,400 466,600 911,000 1,322,100
 94.00% 93.32% 91.10% 88.14%
Gross Profit Margin 6,600 33,400 89,000 177,900
Gross Profit Margin 6.0% 6.7% 8.9% 11.9%

Operating Expense
Development Expense - 100 200 300
Marketing Expense 500 525 536 552
Salary & Benefit Expense 2,000 4,000 6,000 8,000
Utility Expense 300 315 321 331
General & Administrative Expense 1,000 1,050 1,071 1,103
Depreciation & Amortisation 1,500 4,350 8,415 13,574
Total Operating Expenses 5,300 10,340 16,543 23,859

Operating Expense Ratio 3.5% 1.2% 0.8% 0.7%
Operating Income 1,300 23,060 72,457 154,041
Other Income
Other Expenses
Income Before Tax 1,300 23,060 72,457 154,041

Corporate tax (273) (4,843) (15,216) (32,349)

Net Profit After Tax 1,027
18,217 57,241 121,692
Net Profit Margin 0.9% 3.6% 5.7% 8.1%

Corporation Tax Rate % 21% 21% 21% 21%

AURA REDISION TEKNOLOGIES, INC -USA
Cash Flow Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
 YTD 25 YTD 26 YTD 27 YTD 28
Cash Flows from Operating Activities
Current Earning 1,027 18,217 57,241 121,692
Depreciation 1,500 4,350 8,415 13,574
Change of Working Capital
Decrease(Increase) - Current Assets
Accounts Receivable - - - -
Deposit - - - -
Increase(Decrease) - Payable
Trade Accounts Payable - - - -
Other Accounts Payable 15,000 (15,000)
Net Cash Flows Provided by Operating Activities 17,527 7,567 65,656 135,266

Cash Flow from Investing Activities
Decrease(Increase ) from Investing Activities
Non Current Asset
Invesment - Subsidary Company  (5,000,000)
Asset Purchase (15,000) (30,000) (45,000) (60,000)
Other Investment Purchase
Net Cash Flow provided by Investment Activities (15,000) (5,030,000) (45,000) (60,000)

Cash Flow from Financing Activities
Increase(Decrese) of Capital  6,000,000
Share Payable -
Additional Paid in Capital 1,600
Net Cash Flow provided by Financing Activities 1,600
6,000,000 - -
Net Cash & Cash Equivalent 4,127 977,567 20,656 75,266

Cash & Cash Equivalent at The Beginig of the Year - 4,127 981,694 1,002,351

Cash & Cash Equivalent at The End of the Year 4,127 981,694 1,002,351 1,077,616

Check ok - - - -
AURA REDISION TEKNOLOGIES, INC -USA
Balance Sheet
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

ASSETS
CURRENT ASSETS
Cash and cash equivalent 4,127 981,694 1,002,351 1,077,616
Account receivables - - - -
Security Deposit - - - -
Inventories - - - -
Prepaid Payment - - - -
Defered Cost - - - -
Work In Progress - - - -
Total Current Assets 4,127 981,694 1,002,351 1,077,616

Non Current Assets
Net Fixed Assets (Net of Accumulated depreciation) 13,500 39,150 75,735 122,162

OTHER ASSET
Investment  5,000,000 5,000,000 5,000,000
Increase - Investment  100,000 700,000 1,300,000
Total Non Current Assets 13,500 5,139,150 5,775,735 6,422,162
TOTAL ASSETS 17,627 6,120,844 6,778,086 7,499,778

LIABILITIES AND EQUITY
SHORT TERM LIABILITIES
Account Payable - - - -

Other Payable 15,000
Tax Payable - - - -
Total Short Term Liabilities 15,000 - - -
LONG TERM LIABILITIES
Other payable from related parties - - - -
Total Long Term Liabilities - - - -
TOTAL LIABILITIES 15,000 - - -
EQUITY Share Capital
EQUITY
Share Capital 1,600 6,001,600 6,001,600 6,001,600
Increase - Equity Investment  100,000 700,000 1,300,000
Retained eaming - 1,027 19,244 76,486
Current Profit / (Lost) 1,027 18,217 57,241 121,692
TOTAL EQUITY 2,627 6,120,844 6,778,086 7,499,778
TOTAL LIABILITIES & EQUITY 17,627 6,120,844 6,778,086 7,499,778

Check - - - -

-

Notes:

Account receivables
Opening Blance
Reenue 110,000.00 500,000.00 1,000,000.00 1,500,000.00
Collection 110,000.00 500,000.00 1,000,000.00 1,500,000.00
End Balance - - - -

Security Deposit Rental/Utility
-
-
-
-
Inventories @5% @2 months 5% of cost of sales
-
-
-
-
Inventory - 2 months - - - -
Net Income 1,027.00 18,217.40 57,241.19 121,692.28
Cost of Sales 103,400.00 466,600.00 911,000.00 1,322,100.00
Operating Expenses 5,300.00 10,340.00 16,542.80 23,859.13
Total Expenses 108,700.00 476,940.00 927,542.80 1,345,959.13
Prepaid Payment @ 0% - - - -
0% of total expenses 0.00% 0.00% 0.00% 0.00%
Deferred Cost @ 0% - - - -
0% of total expenses 0% 0% 0% 0%
Work In Progress - - - -

Work in Progess @ 12.5%

Net Expenses

Net Fixed Assets (Net of Accumulated deprec 0%

108,700.00

iation) 0%

476,940.00 0%

927,542.80 0%

1,345,959.13

122,161.50
Opening Fixed Assets - 13,500.00 39,150.00 75,735.00
New Purchases 0.5% of Sales 15,000.00 30,000.00 45,000.00 60,000.00
Purchases % 0.01 0.01 0.01 0.01
Sub Total 15,000.00 43,500.00 84,150.00 135,735.00
Depreciation 1,500.00 4,350.00 8,415.00 13,573.50
Closing Fixed Assets 13,500.00 39,150.00 75,735.00 122,161.50

Account Payable
Opening Balance  - - -
Net Expenses 108,700.00 476,940.00 927,542.80 1,345,959.13
Payment 108,700.00 476,940.00 927,542.80 1,345,959.13
Closing Balance - - - -
..20 of net expenses
Other Payable

Tax Payable
Sales Tax Revenue-50% of revenue 11,000.00 50,000.00 100,000.00 150,000.00
Sales Tax - - - -
10% 0% 10% 10% 10%

AURA REDISION TEKNOLOGIES, INC -USA
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

Period 1 2 3 4

IRR 12%

Free Cash Flow 4,126.98 981,694.38 1,002,350.57 1,077,616.35

DCF 3,684.80 981,694.38 1,002,350.57 1,077,616.35

Total Present Value of Company Operations 3,065,346.10
( Accumulated 4 Years) USD
Pre Money Valuation 3,684.80 981,694.38 1,002,350.57 1,077,616.35

Outstanding Shares 15,999,800 15,999,800 15,999,800 15,999,800

Share Price/Unit $ 0.0002 $ 0.06 $ 0.06 $ 0.07
 3.7 981.7 1,002.4 1,077.6

Share Exchange Ratio

Aura Redision Teknologies, Inc.
Share price $/Ut $ 0.00 $ 0.06 $ 0.06 $ 0.07

PT Aura Kreasi Teknologi
Share price $/Ut 2.97 3.83 5.02 6.64

Ratio 12,896.05 62.42 80.13 98.59

Exchange of Share 494 Shares of Aura Redision Teknologies for 1 share of PT Aura Kreasi Teknologi

NO of Shares Issued 8,000,000
Aura Redision Teknologies Inc.

NO of Shares Issued 16,194
PT Aura Kreasi Teknolgi

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Cost of Goods Sold

Gross Profit Margin
%

Operating Expense Ratio

Operating Income

Corporate tax

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Corporation Tax Rate %

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Cash Flow Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

Cash Flow from Investing Activities
Decrease(Increase ) from Investing Activities
Non Current Asset
Invesment - Subsidary Company

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Net Cash & Cash Equivalent

Cash & Cash Equivalent at The Beginig of the Year

Cash & Cash Equivalent at The End of the Year

Check ok - - - -

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Balance Sheet
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Chceck

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

Notes:

80,150,126.41 152,175,726.41 237,265,426.41 334,561,526.41
80,150,126.41 152,175,726.41 237,265,426.41 334,561,526.41
- - - -

- - - -

months
- - - -
- - - -

76,819,738.83 144,775,088.07 221,194,003.05 302,524,721.17

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28
898,937.50 1,374,342.49 1,991,903.82 2,785,319.44
77,718,676.33 146,149,430.57 223,185,906.87 305,310,040.60

0%

..5%

77,718,676.33 146,149,430.57 223,185,906.87 305,310,040.60

of Accumulated depreciation) 822,000.00
Opening Fixed Assets - 13,500.00 39,150.00 75,735.00
New Purchases 0.5% of Sales 15,000.00 30,000.00 45,000.00 60,000.00
Purchases % 0.01 0.01 0.01 0.01
Sub Total 15,000.00 43,500.00 84,150.00 135,735.00
Depreciation 1,500.00 4,350.00 8,415.00 13,573.50
Closing Fixed Assets 13,500.00 39,150.00 75,735.00 122,161.50

AURA KREASI TEKNOLOGI & SUBSIDARY - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

AURA KREASI TEKNOLOGI & SUBSIDARIES - INDONESIA
Income Statement
(Expressed in USD,except par value and share data)

Forecast Year Ending Dec 31,
YTD 25 YTD 26 YTD 27 YTD 28

Period 1 2 3 4

IRR 12%

Free Cash Flow 2,240,469 7,439,987 19,247,596 43,002,404

DCF 2,000,418 5,931,112 13,700,059 27,328,805

Total Present Value of Company Operations 48,960,394 783,366,304,063
( Accumulated 4 Years) USD IDR

Pre Money Valuation 2,000,418.36 5,931,111.76 13,700,058.88 27,328,805.00

Outstanding Shares 2,500 2,500 2,500 2,500

Share Price/Unit $ 800.17 $ 2,372.44 $ 5,480.02 $ 10,931.52